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                                                                EXHIBIT 10.14

                                  AQUILA , INC.
                    2001 OMNIBUS INCENTIVE COMPENSATION PLAN
                        NON-QUALIFIED STOCK OPTION AWARD

                               (FOUR-YEAR VESTING)

     This Stock Option Award (the "Award") is made this ___ day of _____________, 2001 to ___________________________ (the "Grantee"), evidences the grant by Aquila, Inc. (the "Corporation") of a stock option to the Grantee on the date hereof (the "Date of Grant"). By accepting the Award, the Grantee agrees to be bound by the provisions of the Aquila, Inc. Omnibus Incentive Compensation Plan, as amended from time to time (the "Plan"). Capitalized terms not defined herein shall have the same meaning as used in the Plan as amended from time to time.

     1. SHARES OPTIONED AND OPTION PRICE. The Grantee shall have an option to purchase _________ shares of the Company's Common Stock, $___ par value (the "Shares"), at an exercise price of $_______ for each share (the "Option"), subject to the terms and conditions of this Award Agreement and of the Plan, the provisions of which are incorporated herein by this reference. The Option is not, nor is it intended to be, an Incentive Stock Option as described in section 422 of the Internal Revenue Code of 1986, as amended

     2.   EXERCISE PERIOD.

          (a) Subject to paragraph 2(b) below, the Option shall become vested and exercisable with respect to the Shares subject to this Option as follows: (i) prior to the first anniversary of the Date of Grant, none of such Shares; (ii) from and after the first anniversary of the Date of Grant, 25% of such Shares; (iii) from and after the second anniversary of the Date of Grant, 50% of such Shares (less any Shares as to which this Option shall have been exercised prior to such third anniversary); (iv) from and after the third anniversary of the Date of Grant, 75% of such Shares (less Shares as to which the Option shall have been exercised prior to such third anniversary); and (v) from and after the fourth anniversary of the Date of Grant, 100% of such Shares (less any Shares as to which this Option shall have been exercised prior to such fourth anniversary).

          (b) Notwithstanding the foregoing, the Grantee's right to exercise the Option shall terminate on the earliest to occur of the following dates:

               (i)  the tenth anniversary of the Date of Grant plus one day;

               (ii) the first anniversary of the date of the grantee's termination of employment with the Corporation and all subsidiaries by reason of total disability (for purposes of this Award Agreement "total disability" means the commencement of disability payments under the long-term disability plan maintained by the Corporation or any Subsidiary in which the grantee participates (or if no such plan is maintained or the Grantee is not eligible to participate in any such plan, then such term shall have the same meaning as would entitle the grantee to disability benefits under applicable Social Security law));

               (iii) the third anniversary of the Grantee's termination of employment with the Corporation and all Subsidiaries on or after attaining the normal or early retirement age under the terms of the retirement plan maintained by the Corporation or a Subsidiary in which the Grantee participates (or if no such plan is maintained or the Grantee is not

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          eligible to participate in any such plan, the third anniversary of the grantee's Termination of employment on or after attaining age 62);

               (iv) the first anniversary of the Grantee's date of death; or

               (v) the first anniversary of the Grantee's termination of employment with the Corporation and all Subsidiaries for any reason other than described in (ii), (iii) or (iv) above.

     3. RESTRICTION ON EXERCISE AFTER TERMINATION. Notwithstanding the foregoing provisions of paragraph 2 or any other provision of this Award Agreement to the contrary, the Grantee's right to exercise the Option after termination of employment shall terminate if the Grantee's employment is terminated for violation of any material policy of the Corporation or its Affiliates, breach of any noncompetition, confidentiality or other restrictive covenants applicable to the Grantee, or other conduct by the Grantee that the Committee deems detrimental to the business or reputation of the Corporation or its Affiliates.

     4. ACCELERATION. Notwithstanding the foregoing provisions of paragraph 2, if a Change in Control of the Company shall occur before the fourth anniversary of the Date of Grant, this Option shall become immediately vested and exercisable as to all Shares subject hereto on the date of such event.

     5. PAYMENT OF EXERCISE PRICE. To the extent that the Option is exercisable hereunder, it may be exercised in full or in part by the Grantee or, in the event of the Grantee's death, by the person or persons to whom the Option was transferred by will or the laws of descent and distribution, by delivering or mailing written notice of the exercise and full payment of the purchase price to the Secretary of the Corporation. The written notice shall be signed by each person entitled to exercise the Option and shall specify the address and social security number of each person. If any person other than the Grantee purports to be entitled to exercise all or any portion of the Option, the written notice shall be accompanied by proof, satisfactory to the Secretary of the Corporation, of that entitlement. The written notice shall be accompanied by full payment in cash or in such other manner as may be permitted by the Plan at the time of exercise, subject to the Compensation Committee's right to dictate the means of payment of the exercise price. The written notice will be effective and the Option shall be deemed exercised to the extent specified in the notice on the date that the written notice (together with required accompaniments) is received by the Secretary of the Corporation at its then executive offices during regular business hours.

     6. TRANSFER OF SHARES UPON EXERCISE. As soon as practicable after receipt of an effective written notice of exercise and full payment of the purchase price as provided in paragraph 5, the Secretary of the Corporation shall cause ownership of the appropriate number of Shares to be transferred to the person or persons exercising the Option by having a certificate or certificates for those Shares registered in the name of such person or persons and shall have each certificate delivered to the appropriate person. Notwithstanding the foregoing, if the Corporation or a Subsidiary requires reimbursement of any tax required by law to be withheld with respect to Shares received upon exercise of an Option, the Secretary or the Corporation shall not transfer ownership of those Shares until the required payment is made.

     7. TRANSFERABILITY. Except to the extent authorized by the Compensation Committee and permitted under the terms of the Plan, the rights under this Award Agreement may not be transferred except by will or the laws of descent and distribution and may be exercised during the lifetime of the Grantee only by the Grantee.


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     8.   AUTHORIZED LEAVE. For purposes hereof, an authorized leave of absence
(authorized by the Corporation or a Subsidiary to the Grantee in writing) shall not be deemed a termination of employment hereunder.

     9. TAXES. The Grantee will be solely responsible for any Federal, state or local income taxes imposed in connection with the exercise of the Option or the delivery of Shares incident thereto, and the Grantee authorizes the Company or any Subsidiary to make any withholding for taxes which the Company deems necessary or proper in connection therewith. Upon recognition of income by the Grantee with respect to the Award hereunder, the Company shall withhold all applicable taxes pursuant to the terms of the Plan.

     10. RISK OF INVESTMENT. It is expressly understood and agreed that the Grantee assumes all risks incident to any change hereafter in the applicable laws or regulations or incident to any change in the market value of the Shares after the exercise of this Option in whole or in part.

     11. NO CONFLICT. In the event of a conflict between this Award and the Plan, the provisions of the Plan shall govern.

     12. GOVERNING LAW. This Award shall be governed under the laws of the State of Missouri.


                                        AQUILA, INC.

                                        By:
                                            ------------------------------------

                                        Title:
                                               ---------------------------------

ACKNOWLEDGMENT

     The undersigned Grantee acknowledges that he or she understands and agrees to be bound by each of the terms and conditions of this Award.

Signature:
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